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                                                                    EXHIBIT 10.3


                                  July 18, 2000


TO THE LENDERS PARTIES TO THE REVOLVING
CREDIT AGREEMENT REFERRED TO BELOW

         Re:      First Amendment to Revolving Credit Agreement

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement dated as of April 25, 2000 (the "Credit Agreement") among Quiksilver, Inc. (the "Borrower"), the lenders referred to therein (the "Lenders"), The Chase Manhattan Bank, as syndication agent and co-lead arranger, and Union Bank of California, N.A., as administrative agent for the Lenders (in such capacity, the "Agent") and co-lead arranger. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

         1. Effective as of the date of this letter amendment but subject to the terms and conditions hereof, the Credit Agreement is hereby amended as set forth below.

                  (a) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

                  "`Borrowing Base': as at any date, an amount determined by the Agent by reference to the most recent Borrowing Base Certificate, which is equal to the sum of the following, without duplication:

                           (a) 80% of Eligible Accounts Receivable; plus

                           (b) 40% of Eligible Inventory (provided that such
                  percentage shall be increased to 50% with respect to any calculation of the Borrowing Base during the months of (i) January through April of any year or (ii) May through September of 2000); plus

                           (c) 40% of outstanding and undrawn commercial Letters
                  of Credit issued hereunder for the account of the Borrower (provided that such percentage shall be increased to 50% with respect to any calculation of the Borrowing Base during the months of (i) January through April of any year or (ii) May through September of 2000)."

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July 18, 2000
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                  (b) The Lenders' signature pages to the Credit Agreement are amended by (i) deleting the amount "$40,000,000" set forth below the signature block of Union Bank of California, N.A. ("UBOC") and substituting "$44,444,445",
(ii) deleting the amount "$22,500,000" set forth below the signature block of The Chase Manhattan Bank ("Chase") and substituting "$25,000,000", (iii) deleting the amount "$20,000,000" set forth below the signature block of Fleet National Bank ("Fleet") and substituting "$22,222,222" and (iv) deleting the amount "$7,500,000" set forth below the signature block of Pacific Century Bank, N.A. ("PCB") and substituting "$8,333,333"; provided, however, that, as of the close of business in Los Angeles on October 31, 2000, such amounts shall automatically revert to $40,000,000 for UBOC, $22,500,000 for Chase, $20,000,000 for Fleet and $7,500,000 for PCB, in each case without any further action by any party.

                  (c) Section 5.8 of the Credit Agreement is amended in full to read as follows:

                  "5.8 Use of Proceeds. The Borrower will use the proceeds of the Loans solely to provide funds for (a) working capital, capital expenditures and acquisitions permitted by Section 6.7(d) or (g), (b) the repayment of amounts outstanding under the Existing Line and (c) general corporate purposes of the Borrower and its Domestic Subsidiaries; provided, however, that (i) any Loans whose proceeds are used to provide funds for the acquisition permitted by Section 6.7(g) shall be limited to $25,000,000, shall be used only to pay the portion of the purchase price for such acquisition payable on the date of closing of such acquisition and shall be repaid by the Borrower in full not later than October 31, 2000, (ii) no proceeds of any Loans may be used by the Borrower after October 31, 2000 to provide funds for the payment of any portion of the purchase price for such acquisition and
         (iii) not later than October 31, 2000, the Borrower shall provide evidence satisfactory to the Lenders that the Borrower has refinanced the Loans referred to in (i) above. Notwithstanding anything herein to the contrary, no Loan or Letter of Credit shall be used for the purchasing or carrying of any Margin Stock."

                  (d) Section 6.6 of the Credit Agreement is amended by deleting the amount "$20,000,000" therein and substituting "$10,000,000."

                  (e) Section 6.7 of the Credit Agreement is amended by deleting the word "and" at the end of Section 6.7(e), deleting the period at the end of
Section 6.7(f) and replacing it with "; and" and adding the following new
Section 6.7(g):

                  "(g) acquisition of all of the shares of capital stock of Quiksilver International Pty Ltd, a corporation organized under the laws of the State of

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July 18, 2000
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         Victoria, Australia, by a newly formed, directly and wholly owned
         Subsidiary of the Borrower, Quiksilver Australia Pty Ltd, a corporation organized under the laws of the State of Victoria, Australia."

         2. The Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Loan Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default.

         3. If you agree to the terms and conditions set forth herein, please evidence your agreement by executing and returning six counterparts of this letter amendment to the Agent. This letter amendment shall become effective as of the date first set forth above when and if (a) the Borrower and the Lenders execute counterparts of this letter amendment and deliver them to the Agent, (b) the Borrower pays a fee of $10,000 to the Agent, for the account of the Lenders in such amounts as agreed between the Agent and each of the Lenders, (c) the Borrower executes and delivers to the Agent new Revolving Notes, appropriately completed for each of the Lenders, (d) the Borrower delivers to the Agent certified copies of the forms of the purchase agreements by which the Borrower's wholly owned Subsidiary, Quiksilver Australia Pty Ltd, a corporation organized under the laws of the State of Victoria, Australia ("QAPL"), is to acquire all of the capital stock of Quiksilver International Pty Ltd, a corporation organized under the laws of the State of Victoria, Australia ("QIPL"), together with such related documents as the Agent may reasonably request, and (e) the Borrower delivers to the Agent a Covenant Compliance Certificate showing pro forma calculations assuming that the acquisition of all of the capital stock of QIPL by QAPL has been consummated; provided, however, that it shall be a condition subsequent to the effectiveness of this letter amendment that the Borrower deliver to the Agent not later than August 31, 2000 a pledge agreement, duly executed by the Borrower and QAPL (if required), by which the Borrower pledges 65% of the capital stock of QAPL as Collateral, together with other documents, including a legal opinion of Australian counsel to QAPL, substantially the same as those required to be provided pursuant to Section 4.3 of the Credit Agreement in connection with the Borrower's pledge of stock of Na Pali.

         4. On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

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July 18, 2000
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         5. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

         6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                            Very truly yours,

                                            QUIKSILVER, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.,
   as Agent and a Lender


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------



THE CHASE MANHATTAN BANK


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

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July 18, 2000
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FLEET NATIONAL BANK


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------



PACIFIC CENTURY BANK, N.A.


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------